          FORM 8-K, EXHIBIT E, NEWS RELEASE DATED NOVEMBER 20, 1995

Columbia Gas System Claim Estimation Factors

     Preliminary - Prepared as of 11/16/95 The following Claim Estimation Factors are being provided to creditors of The Columbia Gas System, Inc. ("Columbia") so as to allow such creditors to estimate the consideration to be received as Class 3.2 Borrowed Money Claimants in connection with the Third Amended Plan of Reorganization for Columbia dated July 27, 1995 (the "Plan").

THE PURPOSE OF THIS INFORMATION IS TO PROVIDE CLASS 3.2 CREDITORS WITH AN ESTIMATE OF THE CONSIDERATION TO BE RECEIVED FOR THEIR CLAIMS AND MAY NOT BE RELIED UPON FOR ANY OTHER PURPOSE.

The following six-month LIBOR rates were used in calculating the factors for the bank loans, bid notes, auction notes and commercial paper:



                     REPRICING DATE                 RATE(%)
                       07/31/91                     6.310
                       01/31/92                     4.310
                       07/31/92                     3.620
                       01/31/93                     3.370
                       07/31/93                     3.500
                       01/31/94                     3.380
                       07/31/94                     5.190
                       01/31/95                     6.690
                       07/31/94                     5.880


The factors for the LESOP debentures include and apportioned amount of post-petition interest based upon the proceeds from the sale of the unallocated LESOP common stock shares. The price of the common shares at the close of business Friday, November 17, 1995, was $41 per share. The final price of these shares will be determined after the close of business on November 20, 1995 under the assumption of an effective date of November 28, 1995.

THE FACTORS PROVIDED ARE BASED UPON AN ASSUMED EFFECTIVE DATE OF THE PLAN OF NOVEMBER 28, 1995. THE ACTUAL EFFECTIVE DATE COULD BE DIFFERENT FOR SEVERAL REASONS INCLUDING, BUT NOT LIMITED TO, A MATERIAL ADVERSE CHANGE IN COLUMBIA'S BUSINESS OR THE FILING OF AN APPEAL OF THE ORDER OF THE U.S. BANKRUPTCY COURT OF THE DISTRICT OF DELAWARE CONFIRMING THE PLAN.

Preliminary - Prepared as of 11/16/95

The Columbia Gas System, Inc. - November 28, 1995 Emergence Date
Claim Estimation Factors
(Interest Calculated through November 27, 1995)

Debenture Claims

  CUSIP #            Issue          Factor (1)
197648AW8   6.250% due 10/1991            1.4232
197648AX6   6.625% due 10/1992            1.4082
197648AY4   7.250% due 5/1993             1.4068
197648AZ1   7.000% due 10/1993            1.4035
197648BA5   9.000% due 10/1994            1.4713
197648BB3   8.750% due 4/1995             1.4662
197648BC1   9.125% due 10/1995            1.4842
197648BD9   8.375% due 3/1996             1.4618
197648BE7   8.250% due 9/1996             1.4563
197648BF4   7.500% due 3/1997             1.4194
197648BG2   7.500% due 6/1997             1.3925
197648BH0   7.500% due 10/1997            1.4102
197648BJ6   7.500% due 5/1998             1.4010
197648BK3   9.875% due 6/1999             1.5040
197648BM9   10.125% due 11/1995           1.4834
197648BN7   9.125% due 5/1996             1.4616
197648BP2   10.250% due 5/1999            1.5049
197648BU1   10.250% due 8/2011            1.5804
197648BT4   9.000% due 8/1993             1.4846
197648BV9   10.500% due 6/2012            1.5422
197648BW7   10.150% due 11/2013           1.5392


Total

LESOP Claims

  CUSIP #            Issue         Factor (1)(2)
292168AA9   LESOP                         1.4516

(1) To calculate estimated claim through November 27, 1995 multiply factor by principal amount held.
(2) The claim amount includes an apportioned amount of post-petition interest based upon the proceeds from the sale of the suspended LESOP common stock shares at $41.00/share.

Preliminary - Prepared as of 11/16/95


The Columbia Gas System, Inc. - November 28, 1995 Emergence Date
Claim Estimation Factors
(Interest Calculated through November 27, 1995)

Medium-Term Note Claims

  CUSIP #            Issue          Factor (1)
19765AAA0   9.30% MTN A due 9/1999        1.5266
19765AAB8   9.30% MTN A due 9/2019        1.5266
19765AAC6   9.25% MTN A due 9/2000        1.5237
19765AAD4   9.32% MTN A due 9/2001        1.5277
19765AAE2   9.35% MTN A due 9/2001        1.5294
19765AAF9   9.25% MTN A due 9/1999        1.5237
19765AAG7   9.40% MTN A due 9/2009        1.5322
19765AAH5   9.39% MTN A due 9/2009        1.5317
19765AAJ1   9.27% MTN A due 9/2000        1.5249
19765AAK8   9.40% MTN A due 9/2019        1.5322
19765AAK8   9.40% MTN A due 9/2019        1.5322
19765AAL6   9.34% MTN A due 10/2009       1.5288
19765AAM4   9.20% MTN A due 9/1998        1.5209
19765AAN2   9.25% MTN A due 9/2004        1.5237
19765AAP7   9.20% MTN A due 9/2004        1.5209
19765AAR3   9.40% MTN A due 10/1999       1.5322
19765AAQ5   9.40% MTN A due 10/2000       1.5322
19765AAS1   9.50% MTN A due 10/2014       1.5379
19765AAT9   9.50% MTN A due 10/2019       1.5379
19765AAU6   9.43% MTN A due 10/2019       1.5339
19765AAV4   9.22% MTN B due 12/2019       1.5220
19765AAW2   9.30% MTN B due 12/2019       1.5266
19765AAX0   8.98% MTN B due 12/1998       1.5084
19765AAY8   8.98% MTN B due 12/1999       1.5084
19765AAZ5   8.95% MTN B due 12/1998       1.5067
19765ABA9   9.18% MTN B due 1/2010        1.5198
19765ABB7   9.24% MTN B due 12/2014       1.5232
19765ABC5   9.07% MTN B due 1/2000        1.5135
19765ABD3   9.53% MTN B due 2/2005        1.5396
19765ABE1   9.50% MTN B due 2/2002        1.5379
19765ABF8   9.49% MTN B due 2/2004        1.5373
19765ABG6   9.48% MTN B due 2/2003        1.5368
19765ABH4   9.95% MTN B due 5/2020        1.5634
19765ABJ0   9.95% MTN B due 5/2020        1.5634
19765ABK7   9.90% MTN B due 6/2005        1.5605
19765ABL5   9.90% MTN B due 5/2005        1.5605
19765ABM3   9.90% MTN B due 6/2010        1.5605
19765ABN1   9.91% MTN B due 5/2020        1.5611
19765ABP6   9.72% MTN B due 6/2000        1.5503
19765ABQ4   9.70% MTN B due 6/2000        1.5492

19765ABV3   9.80% MTN B due 6/2010        1.5549
19765ABR2   9.86% MTN B due 6/2005        1.5583
19765ABS0   9.86% MTN B due 6/2005        1.5583
19765ABT8   9.98% MTN B due 6/2020        1.5651
19765ABU5   9.90% MTN B due 6/2007        1.5605
19765AEW1   9.62% MTN C due 6/2005        1.5447
19765ABX9   9.74% MTN C due 6/2020        1.5515
19765ABY7   9.70% MTN C due 6/2020        1.5492
19765ABZ4   9.55% MTN C due 6/2000        1.5407
19765ACA8   9.60% MTN C due 6/2002        1.5436

Total
(1) To calculate estimated claim through November 27, 1995 multiply factor by principal amount held.


Preliminary - Prepared as of 11/16/95



The Columbia Gas System, Inc. - November 28, 1995 Emergence Date
Claim Estimation Factors
(Interest Calculated through November 27, 1995)


$750 Million Credit Agreement Claims

           Original  Issuance Maturity
  CUSIP #    Rate      Date     Date   Factor (1)
    N/A      N/A       N/A      N/A        1.3398

$500 Million Credit Agreement Claims

           Original  Issuance Maturity
  CUSIP #    Rate      Date     Date   Factor (1)
    N/A       6.438%   6/14/91  8/14/91    1.2992



Auction Note Claims

           Original  Issuance Maturity
    ID       Rate      Date     Date   Factor (1)
    AN1       6.949%   2/21/91  6/20/91    1.3311
    AN2       6.929%   2/21/91  6/20/91    1.3311
    AN3       6.250%    6/6/91   8/5/91    1.3420
    AN4       6.300%    6/6/91   8/5/91    1.3421
    AN5       6.420%    6/6/91  10/4/91    1.3423

Total

Bid Note Claims

           Original  Issuance Maturity
    ID       Rate      Date     Date   Factor (1)
    BN1       6.090%    5/1/91  6/24/91    1.3309
    BN2       6.130%    5/2/91  7/19/91    1.3309
    BN3       6.150%   5/21/91  7/23/91    1.3309
    BN4       6.240%    5/7/91  9/20/91    1.3487
    BN5       6.540%   4/10/91  10/7/91    1.3560
    BN6       6.700%   3/12/91  7/10/91    1.3310
    BN7       6.180%    5/6/91   8/5/91    1.3487
    BN8       6.200%   5/22/91  8/20/91    1.3452
    BN9       6.200%   5/22/91  8/20/91    1.3452
   BN10       6.220%   5/28/91  9/19/91    1.3439

Total
(1) To calculate estimated claim through November 27, 1995 multiply factor by principal amount held.


Preliminary - Prepared as of 11/16/95



The Columbia Gas System, Inc. - November 28, 1995 Emergence Date
Claim Estimation Factors
(Interest Calculated through November 27, 1995)

Commercial Paper Claims

           Original  Issuance Maturity
  CUSIP #  Discount    Date     Date   Factor (1)
19765CTL2     6.100%    5/7/91  6/20/91    1.3309
19765CU89     6.070%   5/28/91   7/8/91    1.3309
19765CUK2     6.050%   4/30/91  7/19/91    1.3309
19765CUK2     6.070%    5/2/91  7/19/91    1.3309
19765CUN6     6.050%   4/30/91  7/22/91    1.3309
19765CV70     6.750%   2/28/91   8/7/91    1.3276
19765CVD7     6.700%   2/22/91  8/13/91    1.3259
19765CVG0     6.700%   2/22/91  8/16/91    1.3250
19765CVG0     6.200%   6/17/91  8/16/91    1.3250
19765CVK1     6.250%   6/11/91  8/19/91    1.3242
19765CVP0     6.200%   6/17/91  8/23/91    1.3230
19765CWC8     6.650%   3/14/91  9/12/91    1.3173
19765CWJ3     6.700%   3/21/91  9/18/91    1.3155
19765CX11     6.050%   4/30/91  10/1/91    1.3118
19765CYN2     6.500%    4/3/91 11/22/91    1.2968
19765CV54     6.100%    5/6/91   8/5/91    1.3282
19765CVC9     6.250%   6/12/91  8/12/91    1.3262
19765CVL9     6.240%   6/14/91  8/20/91    1.3239
19765CVN5     6.240%   6/14/91  8/22/91    1.3233

19765CVP0     6.200%   6/18/91  8/23/91    1.3230
19765CX86     6.170%    4/9/91  10/8/91    1.3098
19765CYF9     6.300%    6/6/91 11/15/91    1.2988
19765CYT9     6.300%    6/6/91 11/27/91    1.2953

Total


Rate Swap Claims


           Issuance  Issuance Maturity
    ID       Rate      Date     Date   Factor (1)
    RS1       N/A      N/A       N/A       1.2569

(1) To calculate estimated claim through November 27, 1995 multiply factor by principal amount held.